                                                                    Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-57872, 33-67366, 33-98106 and 333-40623 of Radian Group Inc. on Forms S-8
of our report dated March 10, 2000, incorporated by reference in this Annual Report on Form 10-K of Radian Group Inc. for the year ended December 31, 1999.



/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
March 30, 2000